UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K / Amendment #3

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)

October 10, 2005

Terra Nostra Resources Corp.

(Exact name of registrant as specified in its charter)

Nevada

000-49631

86-0873500

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification Number No.)

1000 – 1166 Alberni Street, Vancouver, BC

V6E 3Z3

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (604) 694-1110

 (Former name or former address, if changed since last report)

 Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

 (b) Engagement of New Accountant

On October 10 2005, the Board of Directors of TNR appointed Rotenberg & Co., LLP, Certified Public Accountants, (“RTC”), as TNR's new independent accountants.

During its two most recent fiscal years ended December 31, 2004 and 2003 TNR did not consult with RTC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did TNR consult with RTC with respect to any accounting disagreement or any reportable event as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

This Amendment #3 changes the name of TNR's new independent accountants from SLF Rotenberg, CPA PLLC as initially filed, to Rotenberg & Co., LLP., Certified Public Accountants, to remedy the erroneous naming of the firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Vancouver, BC, Canada, this 17th day of January, 2006.

TERRA NOSTRA RESOURCES CORP.

By:

/s/ Donald C. Nicholson

Name:  Donald C. Nicholson

Title:    Secretary